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                                           SECURITIES AND EXCHANGE COMMISSION

                                                 Washington, D.C. 20549




                                                       FORM 8-K

                                                    CURRENT REPORT


                                          Pursuant to Section 13 or 15(d) of the
                                             Securities Exchange Act of 1934


                             Date of Report (Date of earliest event reported) August 1, 2001


                                      FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
                                 ----------------------------------------------------
                                             (Issuer of the notes)





        FORD CREDIT FLOORPLAN CORPORATION                                 FORD CREDIT FLOORPLAN LLC
        ---------------------------------                                 -------------------------
                           (Originators of the trust that issues notes under the related prospectus and prospectus supplement)
                        (Exact names of registrants as specified in their respective charters)


     Delaware        333-60756      38-2973806                    Delaware        333-60756-01       38-3372243
     --------        ---------      ----------                    --------        ------------       ----------

    (State or other  (Commission       (IRS Employer               (State or other  (Commission       (IRS Employer
    jurisdiction of   File Number)     Identification              jurisdiction of   File Number)     Identification
    incorporation)                     Number)                      incorporation)                     Number)

     One American Road, Dearborn, Michigan       48126                  One American Road, Dearborn, Michigan       48126
     -------------------------------------       ------                 -------------------------------------       ------
   (Address of principal executive offices)    (Zip Code)             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code 313-594-9876    Registrant's telephone number, including area code 313-594-9876


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ITEM 5. Other Events.

       In connection with the issuance by Ford Credit Floorplan Master Owner Trust A (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated July 18, 2001 and the Prospectus Supplements dated July 18, 2001 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Floorplan Corporation ("FCFC") and Ford Credit Floorplan LLC ("FCFLLC") are filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                           EXHIBITS


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 4.1       Conformed copy of the Indenture     Filed with this Report.
                  dated as of August 1, 2001
                  between the Trust and The Chase
                  Manhattan Bank (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the               Filed with this Report.
                  Series 2001-1 Indenture
                  Supplement dated as of
                  August 1, 2001 between the
                  Trust and the Indenture Trustee.

Exhibit 4.3       Conformed copy of the               Filed with this Report.
                  Series 2001-2 Indenture
                  Supplement dated as of
                  August 1, 2001 between the
                  Trust and the Indenture Trustee.

Exhibit 4.4       Conformed copy of the Amended and   Filed with this Report.
                  Restated Trust Agreement dated as
                  of August 1, 2001 among FCFC,
                  FCFLLC and The Bank of New York,
                  as owner trustee, and The Bank of
                  New York (Delaware), as Delaware
                  trustee.

Exhibit 10.1      ISDA Master Agreement dated as of   Filed with this Report.
                  August 1, 2001 between Ford Credit
                  and the Trust.

Exhibit 10.2      Schedule to the ISDA Master         Filed with this Report.
                  Agreement dated as of
                  August 1, 2001 between
                  Ford Credit ("Party A") and
                  the Trust ("Party B").

Exhibit 10.3      Letter Agreement dated as of        Filed with this Report.
                  August 1, 2001 between Ford Credit
                  and the Trust relating to
                  Swap Confirmation for
                  Series 2001-1.

Exhibit 10.4      Letter Agreement dated as of        Filed with this Report.
                  August 1, 2001 between Ford Credit
                  and the Trust relating to
                  Swap Confirmation for
                  Series 2001-2.

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EXHIBITS (cont.)

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------

Exhibit 99.1      Conformed copy of the Transfer      Filed with this Report.
                  and Servicing Agreement dated
                  as of August 1, 2001 among FCFC,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the Transfer      Filed with this Report.
                  and Servicing Agreement dated
                  as of August 1, 2001 among FCFLLC,
                  Ford Credit and the Trust.

Exhibit 99.3      Conformed copy of the               Filed with this Report.
                  Administration Agreement dated
                  as of August 1, 2001 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.4      Conformed copy of the Receivables   Filed with this Report.
                  Purchase Agreement dated as of
                  August 1, 2001 between Ford Credit
                  and FCFC.

Exhibit 99.5      Conformed copy of the Receivables   Filed with this Report.
                  Purchase Agreement dated as of
                  August 1, 2001 between Ford Credit
                  and FCFLLC.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                             Ford Credit Floorplan Corporation
                                                 Ford Credit Floorplan LLC

                                                       (Registrant)


Date:  August 15, 2001                           By:/s/ E. E. Smith-Sulfaro
                                                 -----------------------
                                                 Assistant Secretary



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                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION
-----------              -----------
Exhibit 4.1       Conformed copy of the Indenture
                  dated as of August 1, 2001
                  between the Trust and The Chase
                  Manhattan Bank (the "Indenture Trustee").

Exhibit 4.2       Conformed copy of the
                  Series 2001-1 Indenture
                  Supplement dated as of
                  August 1, 2001 between the
                  Trust and the Indenture Trustee.

Exhibit 4.3       Conformed copy of the
                  Series 2001-2 Indenture
                  Supplement dated as of
                  August 1, 2001 between the
                  Trust and the Indenture Trustee.

Exhibit 4.4       Conformed copy of the Amended and
                  Restated Trust Agreement dated as
                  of August 1, 2001 among FCFC,
                  FCFLLC and The Bank of New York,
                  as owner trustee, and The Bank of
                  New York (Delaware), as Delaware
                  trustee.

Exhibit 10.1      ISDA Master Agreement dated as of
                  August 1, 2001 between Ford Credit
                  and the Trust.

Exhibit 10.2      Schedule to the ISDA Master
                  Agreement dated as of
                  August 1, 2001 between
                  Ford Credit ("Party A") and
                  the Trust ("Party B").

Exhibit 10.3      Letter Agreement dated as of
                  August 1, 2001 between Ford Credit
                  and the Trust relating to
                  Swap Confirmation for
                  Series 2001-1.

Exhibit 10.4      Letter Agreement dated as of
                  August 1, 2001 between Ford Credit
                  and the Trust relating to
                  Swap Confirmation for
                  Series 2001-2.





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EXHIBITS (cont.)

DESIGNATION              DESCRIPTION
-----------              -----------

Exhibit 99.1      Conformed copy of the Transfer
                  and Servicing Agreement dated
                  as of August 1, 2001 among FCFC,
                  Ford Credit and the Trust.

Exhibit 99.2      Conformed copy of the Transfer
                  and Servicing Agreement dated
                  as of August 1, 2001 among FCFLLC,
                  Ford Credit and the Trust.

Exhibit 99.3      Conformed copy of the
                  Administration Agreement dated
                  as of August 1, 2001 among Ford
                  Credit, as administrator, the
                  Indenture Trustee and the Trust.

Exhibit 99.4      Conformed copy of the Receivables
                  Purchase Agreement dated as of
                  August 1, 2001 between Ford Credit
                  and FCFC.

Exhibit 99.5      Conformed copy of the Receivables
                  Purchase Agreement dated as of
                  August 1, 2001 between Ford Credit
                  and FCFLLC.